                                                              Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL
                      TO ACCOMPANY SHARES OF COMMON STOCK

                                      OF

                                PW EAGLE, INC.
        TENDERED PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 3, 2001



               THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS
                     EXPIRE AT 5:00 P.M., EASTERN TIME, ON
                  MAY 4, 2001, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                        Wells Fargo Shareowner Services

               BY MAIL:                         FACSIMILE TRANSMISSION:


         Shareowner Services                          651-450-4163
             PO Box 64858                   (for Eligible Institutions Only)
       St. Paul, MN 55164-0858                    Confirm by Telephone
                                                    800-380-1372 or
                                                      651-450-4064

               BY HAND:                          BY OVERNIGHT COURIER:


         Shareowner Services                      Shareowner Services
      161 North Concord Exchange          Attention Reorganization Department
       South St. Paul, MN 55075                161 North Concord Exchange
                                                South St. Paul, MN 55075

   THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

           DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
-------------------------------------------------------------------------------

                                                           Certificate(s)
                                                              Tendered
                                                              (Attach
                                                             additional
                                                              list if
 Name(s) and Address(es) of Registered Holder(s) (Please     necessary)
                       fill in, if                              (See
      blank, exactly as name(s) appear(s) on Share         Instruction 3
                     Certificate(s))                           and 4)
-----------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                            Shares           Number
                                                          Certificate   Represented by      of Shares
                                                           Number(s)*   Certificate(s)*    Tendered**
                                                         --------------------------------------------
                                                           ------------------------------------------

                                                           ------------------------------------------

                                                           ------------------------------------------

                                                           ------------------------------------------

                                                          Total Shares

-------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration (attach additional signed list if necessary):*** See Instruction 9.

-------------------------------------------------------------------------------

 1ST            2ND             3RD             4TH             5TH             6TH

-------------------------------------------------------------------------------
 *  Need not be completed by Book-Entry Shareholders
 ** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all shares evidenced by such certificate will be deemed to have been tendered. See Instruction 4.
 *** If you do not designate an order, in the event less than all Shares tendered are purchased due to prorations, Shares will be selected for purchase by the Depositary.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN ONE OF THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE OF THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   This Letter of Transmittal is to be used only (a) if certificates for Shares (as defined below) are to be forwarded with it (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) if a tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase.

   Shareholders who desire to tender Shares pursuant to the Offer and who cannot deliver the certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.


 [_]CHECK HERE IF ANY CERTIFICATE REPRESENTING SHARES TENDERED HEREBY HAS
    BEEN LOST, STOLEN, DESTROYED OR MUTILATED. SEE INSTRUCTION 15.

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution: ______________________________________________

 Account Number: _____________________________________________________________

 Transaction Code Number: ____________________________________________________

 [_]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

 Name(s) of Registered Holder(s): ____________________________________________

 Date of Execution of Notice of Guaranteed Delivery: _________________________

 Name of Institution Which Guaranteed Delivery: ______________________________

 Account Number: _____________________________________________________________

                                   ODD LOTS
                              (SEE INSTRUCTION 8)

    To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares.

    On the date hereof, the undersigned either (check one box):

   [_]owned beneficially or of record an aggregate of fewer than 100 Shares, and is tendering all of such Shares, or

   [_]is a broker, dealer, commercial bank, trust company or other nominee which:

    (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

    (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

    In addition, the undersigned is tendering Shares either (check one box):

   [_]at the Purchase Price (defined below), as the same shall be determined by PW Eagle in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below), or

   [_]at the price per Share indicated below under "Price (in Dollars) Per
      Share At Which Shares Are Being Tendered" in this Letter of
      Transmittal.


TO WELLS FARGO SHAREOWNER SERVICES:

   The undersigned hereby tenders to PW Eagle, Inc., a Minnesota corporation ("PW Eagle"), the above-described shares of PW Eagle's Common Stock (the "Shares") at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in PW Eagle's Offer to Purchase dated April 3, 2001, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

   Subject to and effective on acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of PW Eagle all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of PW Eagle and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares (with the full knowledge that the Depositary also acts as the agent of PW Eagle), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

  (a) deliver certificates for Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of PW Eagle, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

  (b) present certificates for such Shares for cancellation and transfer on PW Eagle's books; and

  (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

   The undersigned hereby covenants, represents and warrants to PW Eagle that:

  (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4;

  (b) when and to the extent PW Eagle accepts the Shares for purchase, PW Eagle will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

  (c) on request, the undersigned will execute and deliver any additional documents the Depositary or PW Eagle deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

  (d)  the undersigned has read and agrees to all of the terms of the Offer.

   The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

   The undersigned understands that under the "Modified Dutch Auction" procedure, PW Eagle will, upon the terms and subject to the conditions of the Offer, determine a single per share price (not greater than $9.00 nor less than $7.50 per share), net to the seller in cash, without interest, (the "Purchase Price"), that it will pay for shares validly tendered and not withdrawn pursuant to the offer, taking into account the number of shares so tendered and the prices specified by tendering shareholders. PW Eagle will select the lowest Purchase Price that will allow it to buy 1,111,111 shares of its Common Stock validly tendered and not withdrawn pursuant to the Offer (or such lesser number of shares as are validly tendered at prices not greater than $9.00 nor less than $7.50). Under this procedure, PW Eagle will pay the Purchase Price for all shares validly tendered at prices at or below the Purchase Price and not withdrawn, upon the terms and subject to the conditions of the Offer, including the terms thereof relating to the odd lot and proration. PW Eagle reserves the right, in its sole discretion, to purchase more than 1,111,111 shares pursuant to the Offer up to a maximum of 162,190 additional shares. Shares tendered at prices in excess of the Purchase Price and shares not purchased because of proration will be returned as promptly as practicable after the expiration of the Offer. PW Eagle will purchase all of the shares validly tendered by a Holder who owns beneficially or of record less than 100 shares, if the Holder tenders all of the shares at or below the Purchase Price before the offer expires and completes the section entitled "Odd Lots" in this Letter of Transmittal.

   The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, PW Eagle may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that PW Eagle has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if PW Eagle purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

   The undersigned understands that acceptance of Shares by PW Eagle for payment will constitute a binding agreement between the undersigned and PW Eagle upon the terms and subject to the conditions of the Offer.

   The check for the aggregate net Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below. The undersigned acknowledges that PW Eagle has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares tendered by book-entry transfer if PW Eagle does not purchase any of such Shares.

   All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                              CHECK ONLY ONE BOX.
           IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED
                    (EXCEPT AS OTHERWISE PROVIDED HEREIN),
                     THERE IS NO PROPER TENDER OF SHARES.


                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

                           [_] $7.50       [_] $8.50
                           [_] $7.75       [_] $8.75
                           [_] $8.00       [_] $9.00
                           [_] $8.25


-------------------------------------------------------------------------------

                    IF PORTIONS OF SHARE HOLDINGS ARE BEING
                       TENDERED AT MORE THAN ONE PRICE,
                     USE A SEPARATE LETTER OF TRANSMITTAL
                           FOR EACH PRICE SPECIFIED.

                              (See Instruction 5)

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 4, 6, 7 and         (See Instructions 1, 4, 6 and 10)
                10)
                                            To be completed ONLY if certifi-
  To be completed ONLY if certifi-         cates for Shares not tendered or
 cates for Shares not tendered or          not purchased, and/or any check
 not purchased and/or any check            for the Purchase Price of Shares
 for the Purchase Price of Shares          purchased are to be sent to some-
 purchased are to be issued in the         one other than the undersigned or
 name of someone other than the            to the undersigned at an address
 undersigned or if Shares tendered         other than that shown above.
 hereby and delivered by book-en-
 try transfer which are not pur-           Deliver[_] Check
 chased are to be returned by              [_] Certificate(s) to:
 credit to an account at the Book-
 Entry Transfer Facility other             Name _____________________________
 than that designated above.                         (Please Print)

 Issue[_] Check                            Address __________________________
 [_] Certificate(s) to:
                                           __________________________________
 Name _____________________________
           (Please Print)                  __________________________________
                                                  (Including Zip Code)
 Address __________________________

 __________________________________

 __________________________________
        (Including Zip Code)

 __________________________________
   (Tax Identification or Social
          Security Number)

 [_] Credit Shares delivered by
 book-entry transfer and not pur-
 chased to the account set forth
 below:

 Account No.: _____________________

                            SHAREHOLDER(S) SIGN HERE
                           (See Instructions 1 AND 6)

   (Please Complete Substitute Form W-9 on pages 12 and 13 of this Letter of
                                  Transmittal)

    Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with the Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

 _____________________________________________________________________________

 _____________________________________________________________________________
                                (Signatures(s))

 Name(s): ____________________________________________________________________

 _____________________________________________________________________________
                                 (Please Print)

 Capacity (full title): ______________________________________________________

 Address: ____________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 Area Code and Telephone Number: _____________________________________________

 Dated:            , 2001

 Tax ID No. or Social Security No.: __________________________________________

                           GUARANTEE OF SIGNATURES(S)
                           (See Instructions 1 and 6)

 Authorized Signature: _______________________________________________________

 Name(s): ____________________________________________________________________
                                 (Please Print)

 Title: ______________________________________________________________________

 Name of Firm: _______________________________________________________________

 Address: ____________________________________________________________________

 _____________________________________________________________________________
                              (Including Zip Code)
 Area Code and Telephone Number: _____________________________________________

 Dated:            , 2001

 Tax ID No. or Social Security No.: __________________________________________

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS OF THE OFFER

   1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

     (a) this Letter of Transmittal is signed by the registered holder of the Shares exactly as the name of the registered holder appears on the certificate (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

     (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each such entity, an "Eligible Institution").

   In all other cases, signatures must be guaranteed by an Eligible Institution. See Instruction 6.

   2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an Agent's Message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase).

   The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that PW Eagle may enforce such agreement against such participant.

   Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary on or before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile of it), or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

   The Notice of Guaranteed Delivery may be delivered by hand or transmittal by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

   THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

   PW Eagle will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

   3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

   4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificates will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" box or "Special Delivery Instructions" box in this Letter of Transmittal, as promptly as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

   5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which such holder is tendering Shares under "Price (in Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, provided however, that an Odd Lot Owner (as defined in Instruction 8) may check the box above in the section entitled "Odd Lots" indicating that such holder is tendering all of such holder's Shares at the Purchase Price. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED (EXCEPT AS OTHERWISE PROVIDED HEREIN), THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of such holder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

   6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates) without any change whatsoever.

     (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made or the certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Guarantor. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to PW Eagle of their authority so to act.

   7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. PW Eagle will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

     (a) payment of the Purchase Price is to be made to any person other than the registered holder(s);

     (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

     (c) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal; then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

   8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if PW Eagle is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owned of record or owned beneficially an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

   9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 13 of the Offer to Purchase.

   10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

   11. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by PW Eagle in its sole discretion, which determinations shall be final and binding on all parties. PW Eagle reserves the absolute right to reject any or all tenders of Shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of PW Eagle's counsel, be unlawful. PW Eagle also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and PW Eagle's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as PW Eagle shall determine. None of PW Eagle, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

   12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact the Dealer Manager or your broker, dealer, commercial bank or trust company for assistance concerning the Offer. To confirm delivery of your Shares, you are directed to contact the Depositary.

   13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a shareholder whose tendered Shares are accepted for purchase, or such shareholder's assignee (in either case, the "Payee"), provide the Depositary with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding. If the Payee does not have a TIN, such Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future. If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report. Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

   14. WITHHOLDING ON NON-UNITED STATES HOLDER. The following discussion applies to any "non-U.S." shareholder, that is a shareholder that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A non-U.S. shareholder who has provided the necessary certification to the Depositary will not be subject to backup withholding. However, non-U.S. shareholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments. If a shareholder's address is outside the U.S., and if the Depositary has not received a Substitute Form W-9 or other appropriate certification of non-foreign status from that shareholder, under current Treasury Regulations the Depositary will assume that the shareholder is a non-U.S. shareholder. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the Depositary. A non-U.S. shareholder may also obtain exemption from withholding by delivering to the Depositary appropriate certification that the gross proceeds are effectively connected with the conduct of a trade or business within the U.S. A non-U.S. shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due. NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

   15. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing Shares has been lost, stolen, destroyed or mutilated, the shareholder should promptly notify the Depositary by checking the box set forth above and indicating the number of Shares so lost, stolen, destroyed or mutilated. Such shareholder will then be instructed by the Depositary as to the steps that may be necessary in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

 IMPORTANT: This Letter of Transmittal or a manually signed photocopy of it (together with certificate(s) for Shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the Notice of Guaranteed Delivery must be received by the Depositary on or before the expiration date.

                 PAYER'S NAME: WELLS FARGO SHAREOWNER SERVICES


-------------------------------------------------------------------------------

                        NAME/ADDRESS:

                        Part 1(a)--PLEASE PROVIDE     TIN ____________________
                        YOUR TIN IN THE BOX AT
                        RIGHT AND CERTIFY BY
                        SIGNING AND DATING BELOW

 SUBSTITUTE

                       --------------------------------------------------------
 Form W-9                                              (Social Security Number
 Department of                                               or Employer
 the Treasury                                          Identification Number)
 Internal
 Revenue
 Service

                       --------------------------------------------------------
                        Part 1(b)--PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR AND ARE AWAITING RECEIPT OF YOUR TIN OR INTEND TO APPLY FOR A TIN IN THE NEAR FUTURE [_]


 Payer's Request for
 Taxpayer              --------------------------------------------------------
 Identification Number  Part 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
 (TIN) and              PLEASE WRITE "EXEMPT" HERE
 Certification

                        (SEE INSTRUCTIONS) ___________________________________



                       --------------------------------------------------------
                        Part 3--CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest of dividends, of (c) the IRS has notified me that I am no longer subject to backup withholding.

                        SIGNATURE __________________________ DATE       , 2001


   You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed Guidelines.)

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(b) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me pursuant to this offer shall be retained until I provide a tax identification number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

       , 2001
Signature Date


 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Facsimile copies of the Letter of Transmittal will be accepted from Eligible Institutions. The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering shareholder or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth on the cover of this Letter of Transmittal.

    Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact the Dealer Manager or your broker, dealer, commercial bank or trust company for assistance concerning the Offer. To confirm delivery of your Shares, you are directed to contact the Depositary.

                      The Dealer Manager for the Offer is:

             [LOGO OF GEORGESON SHAREHOLDER SECURITIES CORPORATION]
                          17 State Street, 10th Floor
                            New York, New York 10004
                                 (212) 440-9884

                    The Information Agent for the Offer is:

              [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS, INC.]
                          17 State Street, 10th Floor
                            New York, New York 10004
                     Banks and Brokers Call: (212) 440-9800
                All Others Please Call Toll Free: (800) 223-2064